Exhibit 99.1

HOLLEY, THE LARGEST PERFORMANCE AUTOMOTIVE AFTERMARKET PLATFORM, TO BECOME PUBLIC COMPANY

Holley and Special Purpose Acquisition Company Empower Ltd. (NYSE: EMPW) to Merge

Transaction financed through $250 million of cash held in Empower’s trust account, a $50 million Forward Purchase Agreement from MidOcean Fund V, and a $240 million PIPE, which includes investments by Wells Capital Management, Inc. and Wasatch Global Investors

Transaction Values Holley at an Enterprise Value of Approximately $1.55 Billion

Investor Call Scheduled for Today at 9:00 AM EST

BOWLING GREEN, KY – March 12, 2021 – Holley, the largest and fastest growing platform in the enthusiast branded performance automotive aftermarket category (“Holley” or the “Company”), and Empower Ltd. (NYSE: EMPW) (“Empower”), a publicly-traded special purpose acquisition company, announced today that they have entered into a definitive merger agreement that will result in Holley becoming a publicly listed company on the NYSE under the new ticker symbol “HLLY”.

Empower’s management team is led by Matt Rubel, Chief Executive Officer and Graham Clempson, President. Holley is controlled by Sentinel Capital Partners, L.L.C. ("Sentinel"), one of the nation’s leading midmarket private equity firms, who will remain the Company’s largest shareholder upon closing. Holley’s President and Chief Executive Officer, Tom Tomlinson, and the current management team will continue to lead the combined company, while Mr. Rubel is expected to serve as Chairman of the Board of Directors.

Founded in 1903, Holley is a leading designer, marketer, and manufacturer of high performance automotive aftermarket products, featuring the largest portfolio of iconic brands serving car and truck enthusiasts. Holley’s brands are woven into the fabric of car culture in the United States, covering electronic fuel injection (Holley EFI), electronic tuning (APR, DiabloSport, Edge and Superchips), electronic ignition (MSD and ACCEL), carburetion (Holley), exhaust (Flowmaster and Hooker), safety (Simpson and Stilo) and other product categories. Holley’s omni-channel go-to-market strategy reaches enthusiasts wherever they choose to shop, including high-growth direct-to-consumer and e-commerce channels.

Holley’s net sales are estimated at $583 million for the fiscal year ended on December 31, 2020, representing year-over-year growth of more than 25% and fueling solid estimated pro forma EBITDA margins of over 25% and strong free cash flow.

“Holley was built by automotive enthusiasts for automotive enthusiasts, a passionate and active market that spends on the products that they love. Today’s announcement marks the beginning of the next chapter of Holley’s journey to fuel our customers’ automotive passion,” said Mr. Tomlinson. “We’re excited to team up with Empower to deliver on our mission to bring innovation and inspiration to automotive enthusiasts. With our flexible capital structure, we expect to accelerate growth across existing products and channels, as well as continue to pursue attractive opportunities in adjacent categories, both organically through developing innovative new products and making strategic acquisitions.”

“We set out on this road to find a growing and forward-thinking consumer company to help bring public, and we found it in Holley. Tom and his team have built a true powerhouse of innovation, designed to serve their enthusiast customers,” said Mr. Rubel. “The performance automotive aftermarket is vibrant and growing, and enthusiasts of performance vehicles are amazingly engaged. Holley has become a leader in its digital and direct-to-consumer efforts, the fastest growing channels for the company. We’re also very excited about Holley’s emerging opportunities in connection with future technologies. Holley has the ability to grow organically and by making strategic acquisitions to broaden and diversify its market. We look forward to working with Tom and the Holley team and Sentinel to help drive Holley’s next phase of growth."

“We are enthusiastic about Holley’s future prospects and believe the Company will be able to execute its compelling growth plans as a public company,” said Jim Coady, a partner at Sentinel. “We have helped Holley to grow organically and through transformational acquisitions and are immensely proud of what we have achieved in our partnership with Holley’s hugely talented management team. We are excited to continue supporting Tom and his team while leveraging the experience of our new partners at Empower.”

Transaction Overview

The transaction implies an enterprise valuation for Holley of $1.55 billion, or 9.8x projected 2021 pro forma Adjusted EBITDA of $159 million. Estimated cash proceeds from the transaction are expected to consist of Empower’s $250 million of cash in trust, plus a $50 million Forward Purchase Agreement from MidOcean Fund V. In addition, investors led by Wells Capital Management, Inc. and Wasatch Global Investors have committed to invest $240 million in the form of a PIPE at a price of $10.00 per share of common stock of Empower immediately prior to the closing of the transaction.

The company expects to use the proceeds from the transaction to invest in Holley’s growth initiatives, substantially reduce existing debt, support marketing efforts, and provide additional working capital. It is anticipated that the combined company will have approximately $485 million of net debt on its consolidated balance sheet.

The Empower sponsors and members of its board of directors and management team have agreed to a lock-up period of up to one year following the closing, subject to termination as early as approximately 180 days after closing if certain trading price targets are met. Upon the closing of the transaction, and assuming none of Empower’s public stockholders elect to redeem their shares, existing Holley shareholders are expected to own 49.9% of the combined company, the Empower sponsors are expected to own 3.5% of the combined company, PIPE participants are expected to own 20.7% of the combined company, MidOcean Fund V is expected to own 4.3% of the combined company, and public stockholders are expected to own 21.6% of the combined company.

The boards of directors of each of Empower and Holley have unanimously approved the transaction. The transaction will require the approval of the stockholders of Empower and of Holley, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the second quarter of 2021.

Advisors

William Blair & Company, Jefferies LLC, and Lazard Middle Market are acting as financial advisors and Willkie Farr & Gallagher LLP is acting as legal advisor to Holley. J.P. Morgan Securities LLC and Jefferies LLC are acting as co-lead placement agents on the PIPE and J.P. Morgan Securities LLC is acting as capital markets advisor to Empower, and Gibson, Dunn & Crutcher LLP is acting as legal advisor to Empower. Kirkland & Ellis is acting as legal counsel to J.P. Morgan Securities LLC and Jefferies LLC.

Conference Call Information

Investors may listen to a pre-recorded call discussing the proposed business combination later today at 9:00 am EST. The call may be accessed by dialing 1-877-407-3982 for domestic callers or 1-201-493-6780 for international callers. Once connected with the operator, please ask to join the “Empower and Holley Business Combination Announcement Conference Call.”

A replay of the call will also be available today from 12:00 pm EST to 11:59 pm EST on Friday March 26, 2021. To access the replay, the domestic toll-free access number is 1-844-512-2921 and participants should provide the conference ID of “13717187.”

Please visit the Investor section of Holley’s website (www.holley.com/investor) to access the webcast.

About Holley

Holley is a leading designer, marketer, and manufacturer of high-performance automotive aftermarket products for car and truck enthusiasts. Holley offers the largest portfolio of iconic brands that deliver innovation and inspiration to a large and diverse community of millions of avid automotive enthusiasts who are passionate about the performance and the personalization of their classic and modern cars. Holley has disrupted the performance aftermarket category by putting the enthusiast consumer first, developing innovative new products, and building a robust M&A process that has added meaningful scale and diversity to its platform. For more information on Holley, visit https://www.holley.com.

About Empower, Ltd.

Empower is a blank check company formed by MidOcean Partners whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Empower’s management team is led by Mr. Rubel, its Chief Executive Officer and Executive Chairman of its Board of Directors, and Mr. Clempson, Empower’s President. Empower raised $250,000,000 in its initial public offering in October 2020 and is listed on the NYSE under the ticker symbol "EMPW".

About Sentinel Capital Partners

Sentinel specializes in buying and building lower midmarket businesses in the United States and Canada in partnership with management. Sentinel targets business services, consumer, healthcare services, and industrial businesses. Sentinel invests in management buyouts, recapitalizations, corporate divestitures, going-private transactions, and structured equity investments of established businesses with EBITDA of up to $80 million. Sentinel also invests in special situations, including balance sheet restructurings and operational turnarounds. For more information about Sentinel, visit www.sentinelpartners.com.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Empower’s or Holley’s future financial or operating performance. For example, projections of future revenue and adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “or“ or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Empower and its management, and Holley and its management, as the case may be, are inherently uncertain factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against Empower, Holley, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Empower, to obtain financing to complete the business combination or to satisfy other conditions to closing; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet the NYSE’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Holley as a result of the announcement and consummation of the business combination; 7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that Holley or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) Holley’s estimates of its financial performance; 12) the impact of the novel coronavirus disease pandemic and its effect on business and financial conditions; and 13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Empower’s Annual Report on Form 10-K for the year ended December 31, 2020 and other documents of Empower filed, or to be filed, with the U.S. Securities and Exchange Commission (“SEC”). Although Empower and Holley believe the expectations reflected in the forward-looking statements are reasonable, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. There may be additional risks that Empower and Holley presently do not know or that Empower and Holley currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Empower nor Holley undertakes any duty to update these forward-looking statements, except as otherwise required by law.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The proposed transaction will be submitted to shareholders of Empower for their consideration and approval at a special meeting of shareholders. In connection with the proposed transaction, Empower intends to file a Registration Statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”), which will include a preliminary and a definitive proxy statement / prospectus to be distributed to Empower’s shareholders in connection with Empower’s solicitation for proxies for the vote by Empower’s shareholders in connection with the proposed transaction and other matters as described in such Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Holley’s shareholders in connection with the completion of the merger. After the Registration Statement has been filed and declared effective, Empower will mail a definitive proxy statement / prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed transaction. Investors and security holders of Empower are advised to read, when available, the preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with Empower’s solicitation of proxies for its special meeting of shareholders to be held to approve the proposed transaction because the proxy statement / prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. Shareholders will also be able to obtain copies of the proxy statement / prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Empower Ltd., c/o MidOcean Partners, 245 Park Avenue, 38th Floor, New York, NY 10167.

Participants in the Solicitation

Empower and Holley and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Empower’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Empower’s shareholders in connection with the proposed business combination will be set forth in Empower’s registration statement / proxy statement when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Empower’s directors and officers in Empower’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC by Empower, which will include the proxy statement / prospectus of Empower for the proposed transaction.

For more information, please contact

Phil Denning / Michael Wolfe

ICR, Inc.

EmpowerPR@icrinc.com

(646) 277-1200